                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       DATE OF REPORT : November 25, 2003
                        (Date of earliest event reported)

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
-------------------------------------------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                   333-65554-11             13-3460894
     (State or Other Jurisdiction        (Commission          (I.R.S. Employer
           of Incorporation)             File Number)         Identification No.)

                              Eleven Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 325-2000
                         Exhibit Index located on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.    Other Events.

On November 25, 2003, Credit Suisse First Boston Mortgage Acceptance Corp.
caused the issuance and sale of the Irwin Whole Loan Home Equity Trust 2003-D,
Home Equity Loan-Backed Notes, Series 2003-D (the "Notes"), pursuant to an
Indenture, dated as of November 25, 2003, between Irwin Whole Loan Home Equity
Trust 2003-D, as issuer, and U.S. Bank National Association, as indenture trustee.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits: The following execution copies of Exhibits to the Form
S-3 Registration Statement of the Registrant are hereby filed.

         4.1      Servicing Agreement, dated as of November 1, 2003, among Irwin
                  Union Bank and Trust Company, as servicer, U.S. Bank National
                  Association, as indenture trustee, and Irwin Whole Loan Home
                  Equity Trust 2003-D, as issuer.

         4.2      Owner Trust Agreement, dated as of November 25, 2003, between
                  Credit Suisse First Boston Mortgage Acceptance Corp., as
                  depositor, and Wilmington Trust Company, as owner trustee.

         4.3      Indenture, dated as of November 25, 2003, between Irwin Whole
                  Loan Home Equity Trust 2003-D, as issuer, and U.S. Bank
                  National Association, as indenture trustee (including Appendix
                  A thereto).

         10.1     Loan Purchase Agreement, dated as of November 25, 2003, among
                  DLJ Mortgage Capital, Inc., as seller, Credit Suisse First
                  Boston Mortgage Acceptance Corp., as purchaser, Irwin Whole
                  Loan Home Equity Trust 2003-D, as issuer, and U.S. Bank
                  National Association, as indenture trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                      By:        /s/ John P. Graham
                                        ----------------------------------------
                                                Name:  John P. Graham
                                               Title:    Vice President

Dated: November 25, 2003

                                  Exhibit Index

Exhibit Number                      Description

  4.1                                       Servicing Agreement, dated as of
                                            November 1, 2003, among Irwin Union
                                            Bank and Trust Company, as servicer,
                                            U.S. Bank National Association, as
                                            indenture trustee, and Irwin Whole
                                            Loan Home Equity Trust 2003-D, as
                                            issuer.

  4.2                                       Owner Trust  Agreement,  dated as of
                                            November 25, 2003,  between Credit
                                            Suisse  First Boston  Mortgage
                                            Acceptance  Corp.,  as  depositor,
                                            and Wilmington Trust Company, as
                                            owner trustee.

  4.3                                       Indenture,  dated as of November 25,
                                            2003,  between  Irwin Whole Loan
                                            Home Equity Trust 2003-D, as issuer,
                                            and U.S. Bank  National Association,
                                            as indenture trustee (including
                                            Appendix A thereto).

  10.1                                      Loan  Purchase  Agreement, dated as
                                            of November  25,  2003,  among DLJ
                                            Mortgage Capital, Inc., as seller,
                                            Credit Suisse First Boston Mortgage
                                            Acceptance Corp., as purchaser, Irwin
                                            Whole Loan Home Equity Trust 2003-D,
                                            as issuer, and U.S. Bank National
                                            Association, as indenture trustee.